                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         July 15, 1999   (July 15, 1999)
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                        1-10160               62-0859007
------------------------           ---------------      ------------------------
(State of incorporation)             (Commission           (IRS  Employer
                                     File Number)          Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code:   (901) 580-6000
                                                          ---------------------


                                 Not Applicable
      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

EARNINGS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1999

         On July 15, 1999, Union Planters Corporation announced operating results for the three and six months ended June 30, 1999. A copy of the Corporation's press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Corporation provided supplemental financial information for analysts and other interested investors which is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         C.   Exhibits

         99.1 Union Planters Corporation Press Release dated July 15, 1999, announcing operating results for the three and six months ended June 30, 1999
         99.2       Unaudited Supplemental Second Quarter 1999 Financial
                    Information

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.











                                               Union Planters Corporation
                                         -------------------------------------
                                                       Registrant



Date:       July 15, 1999                         /s/ M. Kirk Walters
     ----------------------------        -------------------------------------
                                                        M. Kirk Walters
                                               Senior Vice President, Treasurer,
                                                and Chief Accounting Officer


                                       3